UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210, Vancouver, British Columbia,	V6C 2X8
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols:	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 14, 2025, City Center STF, LP (“CCSTF”), an indirect subsidiary of City Office REIT, Inc. (the “Company”), entered into a contribution agreement (the “Contribution Agreement”) with 150 2ND AVE S JV, LLC (“Developer”), a newly-formed single member Delaware limited liability company owned by 150 2nd AVE S Co-GP JV, LLC (“Member”) which, in turn, is owned by PMG 150 2nd Ave S Holdings, LLC, a Florida limited liability company (“PMG”, which operates under the registered service mark of Property Markets Group) and Feldman Development 2nd Ave South LLC, a Florida limited liability company (an affiliate of Feldman Equities, LLC). The Developer intends to build an approximately 49-story mixed-use tower containing approximately 70,000 square feet of office space, 15,000 square feet of retail space, and 432,000 square feet of luxury residential condominium units in Tampa, Florida (the “Project”).

Subject to the satisfaction of certain conditions, the Contribution Agreement calls for CCSTF to contribute a parcel of land (the “Land”), including a stand-alone parking garage that services the two office buildings comprising the Company’s City Center property (“City Center”), to the Developer. If consummated, the Project will be constructed on the Land.

Pursuant to the Contribution Agreement, within 30 months of the effective date of the Contribution Agreement, the Developer is required to satisfy certain conditions (the “Conditions”) before CCSTF is obligated to contribute the Land, including, without limitation: obtaining all required entitlements; arranging for all required financing, achieving such presales of residential condominium units as may be required by construction lenders; and satisfying a minimum return-on-cost threshold. The Developer is solely responsible for the costs associated with meeting the Conditions. In exchange for the contribution of the land by CCSTF, the Developer would issue a 50% membership interest in the Developer to CCSTF.

Upon the consummation of the transaction contemplated by the Contribution Agreement, the Company expects that the members of the Developer will enter into an amended and restated operating agreement of the Developer (the “Operating Agreement”). The Company expects that the Operating Agreement will provide that:

•	PMG must control Member until certain residential sale thresholds and other performance criteria are satisfied;

•	Member is the managing member of the Developer (the “Manager”);

•	CCSTF has approval rights over certain major decisions of the Developer;

•	the Member and CCSTF each have rights to cause the Developer to market and sell portions of the Project at specified times;

•	the Manager has the right to exercise capital calls;

•	CCSTF has specifically described remedies upon the failure of the Developer to convey the replacement 300 parking spaces to CCSTF;

•	distributions of net cash flow are proportional based on a member’s percentage interest; and

•	neither CCSTF nor any other affiliates of the Company are obligated to provide any loan guarantees.

The Company expects that the Operating Agreement will value the Land and, as a result, CCSTF’s capital contribution to the Developer, at the lesser of (A) $20,000,000 or (B) the product of $60 per square foot multiplied by the aggregate saleable/leasable square footage of the residential and retail components of the final approved Project. If the value of the Land contributed to the Developer is determined to exceed $20,000,000, such excess amount will be treated as a profit interest of CCSTF. Similarly, certain contributions of the Member to the Developer in excess of certain stated threshold amounts are expected to be treated as a profit interest of the Member. Both profit interests are expected to be distributed on a pari passu basis before the distribution of profits to the members. The Company expects that Member will invest $17,000,000 cash in the Developer as its capital contribution and retain a 50% membership interest in the Developer.

If the Contribution Agreement is consummated, the Company expects that the existing parking garage on the Land will be demolished, temporary parking will be arranged to address City Center parking needs and the Project will commence, which is anticipated to take approximately three years, after contribution, to complete all construction and close on all residential sales. The Company expects that the Operating Agreement will require the Developer to construct and convey to CCSTF, at no cost to CCSTF, 300 newly-constructed parking spaces in the Project for use by existing City Center tenants.

The Company expects that its indirect membership interest in the Developer will be held through a newly-formed taxable REIT subsidiary of the Company.

The foregoing descriptions of the Contribution Agreement, the Project, the expected terms of the Operating Agreement, and the Company’s expectations and strategies with respect to the foregoing are only summaries and do not purport to be complete. The Contribution Agreement, the Project and the Operating Agreement remain subject to the conditions set forth in the Contribution Agreement and are subject to revision by the Company and its counterparties. There can be no assurance that the terms, timing, or results of the Project will align with the Company’s expectations, or that the Project will be consummated at all.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, but not limited to, statements about the Company’s expectations regarding the Project. These forward-looking statements are based upon the Company’s present expectations, but the Company cannot assure investors that actual results will not vary from the expectations contained in the forward-looking statements. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: April 14, 2025	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer and Director